BLACKROCK SERIES FUND, INC.

BlackRock Balanced Capital Portfolio

(the “Fund”)

Supplement dated April 6, 2017

to the Statement of Additional Information dated May 1, 2016, as amended or supplemented to date

Effective March 29, 2017, the following changes are made to the Fund’s Statement of Additional Information:

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Information — Other Portfolios and Accounts Managed — Balanced Capital Portfolio” is deleted in its entirety and replaced with the following:

Balanced Capital Portfolio

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter Stournaras, CFA	13	7	1	0	0	0
	$7.27 Billion	$1.19 Billion	$5.76 Million	$0	$0	$0
Todd Burnside*	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Philip J. Green	17	24	5	0	0	2
	$13.39 Billion	$3.80 Billion	$5.11 Billion	$0	$0	$2.77 Billion
Rick Rieder	10	8	6	0	0	1
	$48.96 Billion	$1.43 Billion	$3.30 Billion	$0	$0	$206.7 Million
Bob Miller	13	8	2	0	0	0
	$49.88 Billion	$10.61 Billion	$2.45 Billion	$0	$0	$0
David Rogal*	10	8	1	0	0	0
	$47.30 Billion	$9.93 Billion	$658.4 Million	$0	$0	$0

*	Information as of February 28, 2017.

The first paragraph in the section entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview” is deleted in its entirety and replaced with the following:

The discussion below describes the portfolio managers’ compensation as of December 31, 2015. Information for Todd Burnside and David Rogal is as of February 28, 2017.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Messrs. Delbos, Garfin, Keenan, Kraeger, Miller, Rieder and Schoenhofen” is deleted in its entirety and replaced with the following:

Messrs. Delbos, Garfin, Keenan, Kraeger, Miller, Rieder, Rogal and Schoenhofen

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Portfolios or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Portfolios and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income Portfolios is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Portfolios Managed	Applicable Benchmarks
James E. Keenan, CFA Mitchell Garfin, CFA David Delbos Derek Schoenhofen	High Yield Portfolio	A combination of market-based indices (e.g., The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Cap Index), certain customized indices and certain fund industry peer groups.
Rick Rieder	Balanced Capital Portfolio Total Return Portfolio	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Bob Miller	Balanced Capital Portfolio U.S. Government Bond Portfolio Total Return Portfolio	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
David Rogal	Balanced Capital Portfolio	A combination of market-based indices (e.g., Bloomberg Barclays U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.
Matthew Kraeger	U.S. Government Bond Portfolio	A combination of market-based indices (e.g., Citigroup Mortgage Index, Bloomberg Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Mr. Stournaras” is deleted in its entirety and replaced with the following:

Messrs. Stournaras and Burnside

Generally, discretionary incentive compensation for Fundamental Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Portfolios and other accounts are:

Portfolio Manager	Funds Managed	Applicable Benchmarks
Peter Stournaras, CFA	Balanced Capital Portfolio Large Cap Core Portfolio	Lipper Large-Cap Core, Lipper Large-Cap Growth and Lipper Large-Cap Value Fund Classifications.
Todd Burnside	Balanced Capital Portfolio	Russell 1000 Index (Gross Total
Return); S&P 500 Index; FTSE
North America in GBP;

MSCI Developed — US Net TR
Index; FTSE United States in
GBP;

60% S&P 500, 20% S&P TSX
and 20% Mexico IPC (USD);
Russell 1000, expressed in
EUR;

Russell 1000 Growth Index;
Russell 1000 Value Index (Total
Return); Morningstar US Flex-
Cap Equity Classification;

Morningstar Large Blend
Classification; Investment
Association North America
Classification; Morningstar
Large Growth Classification;
Morningstar Large Value
Classification; Lipper Options
Arbitrage/Opt Strategies Funds
Classification

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

The section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Ownership” with respect to the Fund is deleted in its entirety and replaced with the following:

Portfolio Manager	Portfolio Managed	Dollar Range of Equity Securities of the Portfolio(s) Owned
Peter Stournaras, CFA	Balanced Capital Portfolio	None
Todd Burnside*	Balanced Capital Portfolio	None
Philip Green	Balanced Capital Portfolio	None
Rick Rieder	Balanced Capital Portfolio	None
Bob Miller	Balanced Capital Portfolio	None
David Rogal*	Balanced Capital Portfolio	None

*	Information as of February 28, 2017.

The first paragraph of the section of the Statement of Additional Information entitled “Management and Advisory Arrangements — Portfolio Manager Potential Material Conflicts of Interest” is deleted in its entirety and replaced with the following:

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Portfolios, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Portfolios. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Portfolios. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Portfolios by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a Portfolio. It should also be noted that Messrs. Delbos, Garfin, Keenan, Kraeger, Miller, Rieder, Rogal and Schoenhofen may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Delbos, Garfin, Keenan, Kraeger, Miller, Rieder, Rogal and Schoenhofen may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-SRSBC-0417SUP

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